Supplement to the
Fidelity Advisor California Municipal
Income Fund
Institutional Class
April 29, 2004
Prospectus

The following information replaces similar information found under the heading "Buying Shares" beginning on page 11.

8. Mutual funds or qualified tuition programs for which FMR or an affiliate serves as investment manager or fund of fund mutual funds managed by third parties; and

ASCMI-04-02 October 30, 2004
1.777541.104